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                                                                    EXHIBIT 10.3

                           FIRST AMENDMENT AND WAIVER

          FIRST AMENDMENT AND WAIVER, dated as of June 13, 2006 (this "Amendment"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 9, 2006 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among VISTEON CORPORATION (the "Company"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Banks"), CITICORP USA, INC., as syndication agent (in such capacity, the "Syndication Agent"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacities, the "Joint Lead Arrangers").

                                   WITNESSETH:

          WHEREAS, the Company, the Banks, the Administrative Agent, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit Agreement;

          WHEREAS, the Company is planning on entering into a new term loan agreement in an aggregate amount equal to $800,000,000 (the "New Term Loan Agreement") in order to refinance the Term Loans and a portion of the Revolving Commitments (in each case, as defined in the Credit Agreement) and to refinance the Amended and Restated Five-Year Term Loan Credit Agreement, dated as of June 24, 2005 (as amended, supplemented or otherwise modified, the "Five-Year Term Loan Agreement") among the Company, Oasis Holdings Statutory Trust, the several banks and financial institutions or entities from time to time parties thereto, the Syndication Agent, the Administrative Agent and the Lead Arrangers;

          WHEREAS, subsequent to entering into the New Term Loan Agreement, the Company is planning on entering into an asset based revolving credit facility (the "Proposed ABL Financing") and, through one or more of its foreign subsidiaries organized under the laws of one or more jurisdictions in Europe, a receivables financing (the "Proposed European Financing");

          WHEREAS, upon the effectiveness of the Proposed ABL Facility, the Company shall terminate the remaining Revolving Commitments under the Credit Agreement;

          WHEREAS, in connection with the refinancing referred to in the second recital above, the Company has requested that the Banks amend and waive certain provisions of the Credit Agreement in the manner provided for herein;

          WHEREAS, the Banks have consented to the requested amendments and waivers but only on the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

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          SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENT TO SECTION 1 (DEFINITIONS). (a) Section 1 of the Credit Agreement is hereby amended by deleting the defined term "Intercreditor Agreement" and inserting the following in appropriate alphabetical order:

          "Intercreditor Agreement" means the Intercreditor Agreement dated as of June 13, 2006 among the Collateral Agent, the Administrative Agent, the Company, each Subsidiary Guarantor, the administrative agent under the New Term Loan Agreement and each other party from time to time party thereto, as the same may be amended from time to time.

          "Original Intercreditor Agreement" means the Intercreditor Agreement dated as of June 24, 2005 among JPMorgan Chase Bank, N.A., as Collateral Agent, the Company, each Subsidiary Guarantor, the Administrative Agent and the administrative agents under each of the Short-Term Credit Agreement and the Amended and Restated Five-Year Term Loan Agreement, as the same may be amended from time to time.

          "TMD Entities" means Toledo Mold & Die, Inc., any Subsidiary thereof and any special purpose holding company created for the principal purpose of holding 100% of the Capital Stock of Toledo Mold & Die, Inc.

          (b) The definition of "Asset Sale" in Section 1 of the Credit Agreement is hereby amended by adding "and (h)" between items (g) and (j) in the first parenthetical thereof.

          (c) The definition of "Excluded Entities" in Section 1 of the Credit Agreement is hereby amended by deleting "Toledo Mold & Die, Inc." from such definition and replacing it with "the TMD Entities."

          (d) Section 1 of the Credit Agreement is hereby further amended by adding the following sentence at the end thereof: "Defined terms contained in the Original Intercreditor Agreement immediately prior to its termination which are used herein are hereby incorporated in their entirety."

          SECTION 3. AMENDMENT TO SECTION 2.13 (OPTIONAL AND MANDATORY PREPAYMENTS; REIMBURSEMENTS FOR CERTAIN COSTS). Section 2.13 of the Credit Agreement is hereby amended by deleting Section 2.13(d) and Section 2.13(f) and inserting in lieu thereof "Reserved."

          SECTION 4. AMENDMENT TO SECTION 7.9 (ADDITIONAL COLLATERAL, ETC.).
Section 7.9(c) is hereby amended by adding "(other than the TMD Entities)" after the phrase "and with respect to any Excluded Entity" in the lead in to such
Section 7.9(c).

          SECTION 5. NEW TERM LOAN AGREEMENT. Notwithstanding the terms and conditions of the Credit Agreement (including, but not limited to, Sections 7A.2, 7A.3, 7A.14, 7A.15 and 7A.17 therein), each other Loan Document and, in each case, any applicable

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provisions therein, the Banks hereby agree that the Company and its Subsidiaries are permitted to enter into, borrow and comply with all obligations under, and grant Liens in connection with, the New Term Loan Agreement and the other Loan Documents (as defined in the New Term Loan Agreement) (it being understood that the collateral securing the obligations under the New Term Loan Agreement shall be as described in the Intercreditor Agreement).

          SECTION 6. REPURCHASE OF 2010 NOTES ISSUED UNDER EXISTING INDENTURE. Notwithstanding the terms and conditions of Section 7A.9 of the Credit Agreement, the Banks hereby agree that the Company is permitted to repurchase a portion of the 8.25% notes due 2010 issued pursuant to the Existing Indenture in an aggregate principal amount not to exceed $200,000,000.

          SECTION 7. WAIVERS. (a) Each of the Banks party hereto hereby waives the provisions of Section 2.13(h) and Section 2.15(a) of the Credit Agreement to the extent such Sections require that the Company apply the Net Cash Proceeds received from the incurrence of Indebtedness under the New Term Loan Agreement to the reduction of commitments and prepayment of loans outstanding under the Credit Agreement and to the prepayment of loans outstanding under the Five-Year Term Loan Agreement on a pro rata basis; provided that the Company shall apply such Net Cash Proceeds so that the Term Loans under the Credit Agreement and the loans under the Five-Year Term Loan Agreement shall be paid in full; and provided further that the Company hereby agrees that, upon the effectiveness of this Amendment, the Revolving Commitments under the Credit Agreement are hereby deemed to be permanently reduced to $500,000,000.

          (b) Solely in connection with the prepayments to be made with the Net Cash Proceeds from the incurrence of Indebtedness under the New Term Loan Agreement, each of the Banks party hereto hereby waives the provision of Section 2.12(b) to the extent such Section requires that the prepayment notice to be delivered by the Company to the Administrative Agent be irrevocable (it being understood that such notice may be conditional so long as it is conditioned only upon the closing of the New Term Loan Agreement and the effectiveness of this Amendment).

          SECTION 8. AMENDMENTS TO GUARANTEE AND COLLATERAL AGREEMENT. (a) The Guarantee and Collateral Agreement is hereby amended so that any defined terms contained in the Original Intercreditor Agreement immediately prior to its termination in connection with this Amendment which are used in the Guarantee and Collateral Agreement are hereby incorporated in their entirety into Section 1 of the Guarantee and Collateral Agreement in appropriate alphabetical order.

          (b) The Guarantee and Collateral Agreement is hereby further amended by deleting the reference to "Section 2.4 of the Intercreditor Agreement" in
Section 3.3 thereof and inserting in lieu thereof "Section 9.14 of the Intercreditor Agreement."

          SECTION 9. INTERCREDITOR AGREEMENT. Each Bank acknowledges that it has received and reviewed a copy of the Intercreditor Agreement (as defined in the Credit Agreement after giving effect to this Amendment) and has agreed to the terms thereof. Each Bank hereby

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authorizes and directs JPMorgan Chase Bank, N.A. (in its capacity as
Administrative Agent) to enter into the Intercreditor Agreement on behalf of the Banks.

          SECTION 10. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which the following conditions precedent shall have been satisfied (or waived):

          (a) First Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company and the Required Banks.

          (b) Fees. All expenses required to be paid to the Administrative Agent on or before the First Amendment Effective Date for which invoices have been presented shall have been paid.

          (c) Term Loan Proceeds. The Net Cash Proceeds from the incurrence of Indebtedness under the New Term Loan Agreement shall be applied to repay in full the Term Loans under the Credit Agreement and the loans under the Five-Year Term Loan Agreement and, upon the effectiveness of this Amendment, the Revolving Commitments under the Credit Agreement shall be permanently reduced to $500,000,000.

          (d) Original Intercreditor Agreement. The Original Intercreditor Agreement shall have been terminated; provided that it is understood and agreed that JPMorgan Chase Bank, N.A. shall continue to act in its capacity as Collateral Agent under the Collateral Agency provisions as set forth in the Original Intercreditor Agreement.

          (e) New Intercreditor Agreement. The Administrative Agent shall have received counterparts of the Intercreditor Agreement dated as of the date hereof, duly executed and delivered by the Company, each Subsidiary Guarantor and the administrative agent under the New Term Loan Agreement.

          SECTION 11. REPRESENTATIONS AND WARRANTIES.

          (a) No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

          (b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date (other than representations and warranties which relate to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date)).

          SECTION 12. PAYMENT OF EXPENSES. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection

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herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 13. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Banks or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Any reference to the "Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 14. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or PDF delivered by electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 15. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 16. INTEGRATION. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          SECTION 17. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 18. TERMINATION OF ORIGINAL INTERCREDITOR AGREEMENT. The Intercreditor Agreement dated as of June 24, 2005 among JPMorgan Chase Bank as the Bank Facilities Representative and as Collateral Agent, the Company and each of the other Loan Parties party thereto is hereby terminated in all respects; provided that it is understood and agreed that JPMorgan Chase Bank, N.A. shall continue to act in its capacity as Collateral Agent under the Collateral Agency provisions as set forth in the such Intercreditor Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        VISTEON CORPORATION


                                        By: /s/ Brian P. Casey
                                            ------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        JPMORGAN CHASE BANK, N.A. as
                                        Administrative Agent and as a Bank


                                        By: /s/ Robert P. Kellas
                                            ------------------------------------
                                        Name: Robert P. Kellas
                                        Title: Vice President


                                        CITICORP USA, INC., as Syndication
                                        Agent and as a Bank


                                        By: /s/ Jeffrey Nitz
                                            ------------------------------------
                                        Name: Jeffrey Nitz
                                        Title: Director


Acknowledged and agreed to as of
the date first written above by:

JPMORGAN CHASE BANK, N.A.
as Collateral Agent


By: /s/ Robert P. Kellas
    ---------------------------------
Name: Robert P. Kellas
Title: Vice President

                Signature page to the First Amendment and Waiver